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                                                                   EXHIBIT 10.16

                        INDEMNITY AND GUARANTY AGREEMENT

      THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of the 1st day of May, 2002. by CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation ("Indemnitor") in favor of (i) BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("BLCI"), (ii) BLC PROPERTIES I, LLC, a Delaware limited liability company ("BLC Properties"), (iii) BLC-ISLAND LAKE, LLC, a Delaware limited liability company, (iv) BLC-WINDSONG, LLC, a Delaware limited liability company,
(v) BLC- ROSWELL, LLC, a Delaware limited liability company, (vi) BLC-WILLIAMSBURG, LLC, a Delaware limited liability company, (vii) BLC-CLUB HILLS, L.P., a Delaware limited partnership, (viii) BLC-MONTROSE, LLC, a Delaware limited liability company, and (ix) BLC-PINECASTLE, LLC, a Delaware limited liability company, (the entities described in clauses (iii) through (ix) are herein collectively referred to as the "Brookdale Lessees" and, together with BLCI and BLC Properties, as "BLC".

                                    RECITALS

      A. Indemnitor is the owner of all of the outstanding ownership interests in (i) CMCP Properties, LLC ("CMCP Properties") which in turn is the owner or indirect owner of all of the outstanding ownership interests in (ii) CMCP-Island Lake, LLC, a Delaware limited liability company, (iii) CMCP-Windsong, LLC, a Delaware limited liability company, (iv) CMCP-Roswell, a Delaware limited liability company, (v) CMCP- Williamsburg, LLC, a Delaware limited liability company, (vi) CMCP-Pinecastle, LLC, a Delaware limited liability company, (vii) CMCP-Windsong, LLC, a Delaware limited liability company, (viii) CMCP-Club Hill, L.P., a Texas limited partnership (the entities described in clauses (ii) through (viii) are herein collectively referred to as the "Capstead Lessors" and, together with CMCP Properties, as "CMCP").

      B. CMCP Properties and BLC Properties are parties to a certain Master Lease Agreement (the "Master Lease") of even date herewith and each of the Capstead Lessors is the landlord under a Property Lease (the "Property Leases") with one of the Brookdale Lessees for seven (7) independent living or assisted living or skilled nursing facilities each described in the respective Property Lease (the "Facilities"). The Master Lease and the seven (7) Property Leases are herein collectively referred to as the "Lease Documents".

      C. As a condition to entering into the Lease Documents, BLC has required that Indemnitor indemnify BLC from and against and guarantee payment to CMCP of those items described herein as the "Guaranteed Obligations".

      D. The Lease Documents are of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify BLC from and against and guarantee payment to BLC of the Guaranteed Obligations.

      NOW, THEREFORE, to induce BLC to enter into the Lease Documents with CMCP and in consideration of the foregoing premises and for other good and valuable

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consideration, the receipt and sufficiency of which are hereby acknowledged,
Indemnitor hereby covenants and agrees for the benefit of BLC, as follows:

      1. Indemnity and Guaranty. Indemnitor hereby assumes liability as a primary obligor for, hereby unconditionally guarantees payment to BLC of, hereby agrees to pay, protect, defend and save BLC harmless from and against, and hereby indemnifies BLC from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), causes of action. suits, claims, demands and judgments of any nature or description whatsoever which may at any time be imposed upon, incurred by or awarded against BLC as a result of:

            (a) any action by CMCP that adversely affects BLC's rights under Paragraph 14 of the Master Lease regarding BLC's option to purchase the Facilities;

            (b) any action by CMCP that adversely affects BLC's rights under Paragraph 3(b) of the Master Lease regarding BLC's rights to renew the term of each of the Property Leases; or

            (c) the failure of CMCP to comply with the terms of Paragraph 12(b) of the Master Lease regarding CMCP's obligations in connection with the TEB Pool Refunding (as such term is defined in the Master Lease );

collectively, the "Guaranteed Obligations."

      This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against CMCP or any of them, or any other person (including, without limitation, other guarantors, if any). Indemnitor waives any right to require that an action be brought against CMCP or any of them, or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law. case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, CMCP shall be relieved of any obligation or liability as provided in the Lease Documents, Indemnitor shall nevertheless be fully liable therefor, or in connection therewith, as applicable, in either case, to the fullest extent provided for in this Agreement. In the event of a default under the Lease Documents resulting in a Guaranteed Obligation which is not cured within any applicable grace or cure period, BLC shall have the right to enforce its rights, powers and remedies thereunder or hereunder, in any order, and all rights. powers and remedies available to BLC in such event shall be non-exclusive and cumulative of all other rights. powers and remedies provided thereunder or hereunder or by law or in equity. If the Guaranteed Obligations are partially paid or discharged by reason of the exercise of any of the remedies available to BLC, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining Guaranteed Obligations, even though

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any rights which Indemnitor may have against CMCP may be destroyed or diminished by the exercise of any such remedy.

      2. Indemnification Procedures.

            (a) If any action shall be brought against BLC based upon any of the matters for which BLC is indemnified hereunder, BLC shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to BLC and the negotiation of any settlement. In the event Indemnitor shall fail to discharge or undertake to defend BLC against any claim, loss or liability for which BLC is indemnified hereunder, BLC may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to BLC hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by BLC in effecting such settlement.

            (b)   Indemnitor shall not, without the prior written consent of
                  BLC: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to BLC of a full and complete written release of BLC (in form, scope and substance satisfactory to BLC in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect BLC or obligate BLC to pay any sum or perform any obligation as determined by BLC in its reasonable discretion.

      3. Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by BLC from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or CMCP or any of them), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by BLC, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

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      4.    Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

            (a) Any right to require BLC to proceed against CMCP or any of them, or any other person or to proceed against or exhaust any security held by BLC at any time or to pursue any other remedy in BLC's power or under any other agreement before proceeding against Indemnitor hereunder;

            (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of BLC to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

            (b) Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of CMCP, BLC, any endorser or creditor of CMCP or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by BLC;

            (d)   Any defense based upon an election of remedies by BLC;

            (e) Any right or claim or right to cause a marshalling of the assets of Indemnitor;

            (f) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

            (g) Any duty on the part of BLC to disclose to Indemnitor any facts BLC may now or hereafter know about CMCP or the Facilities, regardless of whether BLC has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of CMPC, of the condition of the Facilities and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

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            (h)   Any invalidity, irregularity or unenforceability, in whole or in part, of anyone or more of the Lease Documents;

            (i) Any assertion or claim that the automatic stay provided by 11 U.S.C. Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of CMCP) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of BLC to enforce any of its rights, whether now or hereafter required, which BLC may have against Indemnitor; and

            j) Any modifications of the Lease Documents or any obligation of CMCP relating to the Lease Documents by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise.

      5.    General Provisions.

            (a) Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

            (b) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by BLC under the Lease Documents.

            (c) No Subrogation; No Recourse Against BLC. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of CMCP. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to BLC against CMCP prior to full and final payment and performance of the Guaranteed Obligations. Indemnitor shall not have any right of recourse against BLC by reason of any action BLC may take or omit to take under the provisions of this Agreement or under the provisions of any of the Lease Documents.

            (d) Rights Cumulative; Payments. BLC's rights under this Agreement shall be in addition to all rights of BLC under the Lease Documents. Further, payments made by Indemnitor under this Agreement shall reduce only the parallel obligation of CMCP under the Lease

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                  Documents and shall otherwise not reduce in any respect any of
                  CMCP's other obligations and liabilities under the Lease Documents.

            (e) No Limitation on Liability. Indemnitor hereby consents and agrees that BLC may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Lease Documents; (ii) any assignment of the Lease Documents or any sale or transfer of the Facilities; (iii) any change in the composition of CMCP, or any of them, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of CMCP, or any of them;
                  (iv) the release of CMCP, or any of them, or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Lease Documents by operation of law, BLC's voluntary act or otherwise; or (v) the modification of the terms of anyone or more of the Lease Documents. No such action which BLC shall take or fail to take in connection with the Lease Documents nor any course of dealing with CMCP or any other person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against BLC. Nothing contained in this Section shall be construed to require BLC to take or refrain from taking any action referred to herein.

            (f) Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

            (g) Governing Law; Binding Effect; Waiver of Acceptance. This Agreement shall be governed by and construed in accordance with

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                  the laws of the State of Texas. This Agreement shall bind
                  Indemnitor and the successors and assigns of Indemnitor and shall inure to the benefit of BLC and the officers, directors, share BLC's, agents and employees of BLC and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of BLC, which consent may be withheld by BLC in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by BLC, and this Agreement shall immediately be binding upon Indemnitor.

            (h) Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested or by facsimile transmission (with confirmation of receipt) addressed as follows:

                  If to Indemnitor: Capstead Mortgage Corporation
                                    8401 North Central Expressway, Suite 800
                                    Dallas, Texas 75225
                                    Attention:  Andrew F. Jacobs
                                    Telephone: (214) 659-4400
                                    Facsimile: (214) 659-4401

                 with a copy to:    Andrews & Kurth, LLP
                                    1717 Main Street Suite 3700
                                    Dallas, TX 75201
                                    Attention: David Barbour
                                    Telephone: (214) 659-4444
                                    Facsimile: (214) 659-4441

                 If to BLC:         Brookdale Living Communities, Inc.
                                    330 N. Wabash Avenue
                                    Suite 1400
                                    Chicago, Illinois 60611
                                    Attention: R. Stanley Young
                                    Telephone: (312) 977-3760
                                    Facsimile: (312) 977-3769

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                 with a copy to:    Brookdale Living Communities, Inc.
                                    330 N. Wabash Avenue
                                    Suite 1400
                                    Chicago, Illinois 60611
                                    Attention: General Counsel
                                    Telephone: (312) 977 -3720
                                    Facsimile: (312) 977-3699

                  All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service or facsimile transmission, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least five (5) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

            (i) No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance.

            (j) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

            (k) Successive Actions. A separate right of action hereunder shall arise each time BLC acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

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            (l)   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

            (m) Waiver of Jury Trial. BLC AND INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF BLC OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS. EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BLC OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, Indemnitor has executed this Indemnity as of the day and year first above written.

                                  CAPSTEAD MORTGAGE CORPORATION

                                  By: /s/ Andrew P. Jacobs
                                      ---------------------------------
                                  Name: Andrew P. Jacobs
                                  Title: Executive Vice President

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